UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

NEW PROVIDENCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6500 Riverplace Blvd, Bld 1, Suite 450	78730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (737) 202-4390

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	NPAUU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	NPA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2019, the Registration Statement on Form S-1 (File No. 333-233449) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of New Providence Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On September 13, 2019, the Company consummated the IPO of 20,000,000 units (the “Units”). The Company has granted the underwriters of the IPO a 45-day option to purchase an additional 3,000,000 Units at the initial public offering price to cover over-allotments, if any. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits of the Registration Statement:

●	an Underwriting Agreement, dated September 10, 2019, between the Company and BTIG, LLC, as representative of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Private Placement Warrants Purchase Agreement, dated September 10, 2019, between the Company and New Providence Management LLC (the “Sponsor”), pursuant to which the Sponsor purchased 5,500,000 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”);

●	a Warrant Agreement, dated September 13, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated September 13, 2019, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO proceeds and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Stockholder Rights Agreement, dated September 13, 2019, between the Company and the Sponsor and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination and the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated September 13, 2019, by and between the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●	an Administrative Services Agreement, dated September 13, 2019, by and between the Company and New Providence Services LLC, pursuant to which the New Providence Services LLC has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4, and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,500,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5,500,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On September 12, 2019, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events

On September 10, 2019, the Company adopted its Code of Ethics, which is applicable to its directors, officers and employees. The Code of Ethics is filed as Exhibit 14.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and BTIG, LLC, as representative of the several underwriters named therein

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and New Providence Management LLC

10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Stockholder Rights Agreement between the Company, New Providence Management LLC and certain directors of the Company

10.4	Form of Letter Agreement between the Company and New Providence Management LLC and each of the officers and directors of the Company

10.5	Administrative Services Agreement between the Company and the New Providence Services LLC

14	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2019

NEW PROVIDENCE ACQUISITION CORP.

By:	/s/ Gary P. Smith
Name:	Gary P. Smith
Title:	Chief Executive Officer

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